                                                                   EXHIBIT 10.27

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                                4/99 AMENDMENT TO
                              AMENDED AND RESTATED
                                 SENIOR SECURED
                                CREDIT AGREEMENT


                           DATED AS OF APRIL 22, 1999
                                  BY AND AMONG

                           LONG BEACH MORTGAGE COMPANY

                                       AND

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                            AS AGENT AND AS A LENDER,

                                       AND

                       THE OTHER LENDER(S) PARTIES HERETO


                       AMENDING (FOR THE SECOND TIME) THE
            4/98 AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
                                   AMONG THEM


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
                             INDEX OF DEFINED TERMS

"4/98 A&R Credit Agreement".................................................................1
"4/99 Amendment Effective Date".............................................................9
"4/99 Amendment"............................................................................1
"7/98 Amendment"............................................................................1
"Agent".....................................................................................1
"Amendment".................................................................................1
"Broker's Price Opinion"....................................................................9
"Cash Equivalents"..........................................................................9
"Chase Texas"...............................................................................1
"Company"...................................................................................1
"Credit Agreement"..........................................................................1
"Disqualifying Event".......................................................................3
"Lenders"...................................................................................1
"Maximum Aggregate Commitment"..............................................................8
"Moody's"..................................................................................10
"Primary Residence Loan"...................................................................10
"Qualified Bank"...........................................................................10
"Receivables Collateral Value"..............................................................2
"S&P"......................................................................................10

                                TABLE OF CONTENTS


Preamble.....................................................................................1

Recitals.....................................................................................1

Agreements...................................................................................2

1.  DEFINITIONS..............................................................................2
        1.1  Defined Terms...................................................................2

2.  THE LENDERS=COMMITMENTS.................................................................10

5.  INTEREST, PRINCIPAL AND FEES PAYMENTS...................................................11
        5.6    Commitment Fee...............................................................11

6.  COLLATERAL..............................................................................11
        6.1  Grant of Security Interest.....................................................11

7.  CONDITIONS PRECEDENT....................................................................12
        7.4   Advances After April 22, 1999.................................................12

8.  REPRESENTATIONS.........................................................................13

10.  NEGATIVE COVENANTS.....................................................................14
        10.12  The Company's Liquidity......................................................15
        10.13  Successive Quarterly Losses..................................................15

13.  RELATIONSHIPS AMONG THE AGENT AND THE LENDERS..........................................15

15.  MISCELLANEOUS..........................................................................15
        15.10 Notice Pursuant to Tex. Bus. & Comm. Code Section 26.02.......................16

                                       i

                                4/99 AMENDMENT TO
                              AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

                                    Preamble

        This 4/99 Amendment to Amended and Restated Senior Secured Credit Agreement (the "4/99 AMENDMENT" or, within itself only, this "AMENDMENT" dated as of April 22, 1999 (the "4/99 AMENDMENT EFFECTIVE DATE") amending (for the second time) the 4/98 Amended and Restated Senior Secured Credit Agreement dated as of April 13, 1998 (the "4/98 A&R CREDIT AGREEMENT", or as amended by the 7/98 Amendment to Amended and Restated Senior Secured Credit Agreement dated as of July 29, 1998 " the "7/98 AMENDMENT", as amended hereby and as it may be supplemented, further amended or restated, the "CREDIT AGREEMENT"), among LONG BEACH MORTGAGE COMPANY (the "COMPANY"), a Delaware corporation with its principal office at 1100 Town & Country Road, Suite 1600, Orange, California 92868, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("CHASE TEXAS"), a national banking association acting as a Lender and agent and Representative of the Lenders and Eligible Assignees (in that capacity, Chase Texas is called the "AGENT"), and such other lenders as may from time to time be party to the Credit Agreement (together with Chase Texas, the "Lenders') recites and states as follows:

                                    Recitals

        Capitalized terms used in these recitals have the meanings assigned to them in the 4/98 Credit Agreement, as amended by the 7/98 Amendment.

        Pursuant to SECTION 2.2 of the Credit Agreement, the Company has requested that the Maximum Committed Amount be increased and the undersigned Lenders have agreed to increase the same to Three Hundred Twenty-five Million Dollars ($325,000,000) and the Company, the Lenders and the Agent hereby further amend the 4/98 A&R Credit Agreement, as amended by the 7/98 Amendment, to reflect such increase, upon and subject to the terms and conditions of this Amendment. If there is any conflict or inconsistency between any of the terms or provisions of this Amendment and any of the other Facilities Papers, this Amendment shall govern and control. If there is any conflict between any provision of this Amendment and any later supplement, amendment, restatement or replacement of the 4/98 A&R Credit Agreement, then the latter shall govern and control.

        The Sections of this Amendment are numbered to correspond with the Sections of the 4/98 A&R Credit Agreement amended hereby and are accordingly often in nonsequential numerical order.

                                   Agreements

        In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

                                 1. DEFINITIONS

        1.1  Defined Terms.

        A. The definition of ?Recoveries Collateral Value? (contained in the definition of ?Collateral Value?) is hereby amended in its entirety to read as follows:

               - The "RECOVERIES COLLATERAL VALUE" on any day for a Single-family Residential Mortgage Loan owned by the Company and Pledged to the Agent that was either (1) originated or purchased by the Company but either (i) was not subsequently sold to an investor, or (ii) was sold to an investor but was subsequently repurchased by the Company due to underwriting errors, delinquencies or breach of representations or warranties made in connection with such sale or (2) purchased by the Company out of a pool of Serviced Loans, or from a Whole Loan investor for whose Mortgage Loans the Company is a Servicer, pursuant to the Company's (or an Affiliate"s) obligation or election as Servicer to do so, shall be seventy-five percent (75%) of the lesser of:

               (i) such Pledged Loan"s Principal Balance; or

               (ii) the net cash amount paid for such Pledged Loan by the Company (without regard, however, to any servicing release premium paid by the Company);

        provided, that Recoveries Collateral that was first Pledged to the Agent more than one hundred eighty (180) days before the date for which such Collateral Value is being determined shall have zero Collateral Value unless the Company shall have obtained and furnished to the Agent a current (i.e., made within sixty (60) days of the date of determination) Broker?s Price Opinion of the value of the real estate securing such Recoveries Collateral, and the Collateral Value of that Recoveries Collateral shall be sixty percent (60%) of the least of:

               (x) such Pledged Loan?s Principal Balance;

               (y) the net cash amount paid for such Pledged Loan by the Company (without regard, however, to any servicing release premium paid by the Company); or

               (z) the value of the real estate securing such Pledged Loan as stated in such current Broker"s Price Opinion;

        provided further, that Recoveries Collateral that was first Pledged to the Agent more than three hundred sixty (360) days before the date for which its Collateral Value is being determined shall never have Collateral Value greater than zero " albeit that, as the definition of "Disqualifying Event" (as amended by the 4/99 Amendment) provides, Recoveries Collateral that was first Pledged to the Agent more than one hundred eighty (180) days, but not more than three hundred sixty (360) days, before the date for which its Collateral Value is being determined will continue to have Collateral Value (determined as provided in the immediately preceding proviso by applying a sixty percent (60%) factor to the least of its principal balance, the Company's net cost to acquire it or its underlying real estate"s Broker"s Price Opinion value, or as provided in the immediately following proviso by applying such factor to its Market Value if the Agent marks it to market), although the maximum aggregate Collateral Value for such Recoveries Collateral that was so first Pledged to the Agent between 180 days and 360 days before such determination date is limited (as provided in the definition of "Disqualifying Event, as amended by the 4/99 Amendment) to an amount equal to fifty percent (50%) of the Recoveries Sublimit for that date;

        provided further, that if the Agent shall elect to mark any such Pledged Loan to market, its Collateral Value shall be seventy-five percent (75%) " or sixty percent (60%) in the case of Recoveries Collateral that was first Pledged to the Agent more than one hundred eighty (180) days but not more than three hundred sixty (360) days before the date for which such Collateral Value is being determined " of whichever of (x) the Market Value of the Pledged Loan itself or (y) the value of the real estate securing it, the Agent shall determine is the better measure of its Market Value. Each determination by the Agent of Collateral Value (and of each element of each such determination, including Market Value) may be computed using any reasonable averaging, interpolation and attribution method and, absent manifest error, shall be conclusive and binding.

        B. The definition of "Disqualifying Event" is hereby amended to read as follows (if the text following any subhead thereof is not hereby amended, that is indicated by the parenthetical statement, "(No change.)", and only the changes to the various subheads that are changed hereby are stated below):

               "DISQUALIFYING EVENT" means any of the following events, after the occurrence of which (i) for so long as the material effects of such event shall continue and shall not have been waived or declared cured in writing by the Agent and (ii) except to the extent otherwise specified in this definition, the Collateral Value of the affected Collateral shall be zero for Borrowing Base purposes:

                                (any Collateral)

                                  (No change.)

A new subhead and its single bullet point are hereby added as follows:

                               (Any Pledged Loan)

               - on any day, the sum of the Collateral Values of all pledged Mortgage Loans that are not Primary Residence Loans shall exceed fifteen percent (15%) of the Single-family Sublimit on that day " in which event the aggregate Collateral Value for that day of all Pledged Loans that are not Primary Residence Loans shall be fifteen percent (15%) of the Single-family Sublimit on that day.

                     (Pledged Single-family Mortgage Loans)

The twelfth (12th) and thirteenth (13th) bullet points under this subhead are hereby amended to henceforth read as follows:

               - on any day, the sum of the Collateral Values of all Single-family Mortgage Loans that were first Pledged to the Agent more than one hundred twenty (120) days but not more than one hundred eighty
        (180) days before the date for which their Collateral Values are being determined shall exceed an amount equal to five percent (5%) of the Single-family Sublimit on that day " in which event the aggregate Collateral Value for that day of all Single-family Mortgage Loans that were first Pledged to the Agent between 120 and 180 days before such date shall be the amount that is equal to five percent (5%) of such Sublimit.

               - any Single-family Mortgage Loan shall have been first Pledged to the Agent more than one hundred eighty (180) days before the date for which its Collateral Value is being determined.

The following additional bullet point is hereby added under this subhead:

               - on any day, the sum of the Collateral Values of all pledged Single-family Mortgage Loans that have a "D" credit grade under the Company

        Underwriting Guidelines shall exceed Thirty Million Dollars " in which event the aggregate Collateral Value for that day of all such pledged "D" credit grade Single-family Mortgage Loans shall be Thirty Million Dollars ($30,000,000).

                      (Pledged Second Lien Mortgage Loans)

The second (2nd) bullet point under this subhead is hereby amended to henceforth read as follows:

        - any Second Lien Mortgage Loan shall have been first Pledged to the Agent more than ninety (90) days before the date for which its Collateral Value is being determined.

                        (Pledged High LTV Mortgage Loans)

The bullet points under this subhead are hereby amended to henceforth read as follows:

               -  High LTV Mortgage Loans are not Eligible Collateral.

                            (P&I Advances Collateral)

The following two (2) additional bullet points are hereby added under this subhead:

               - on any day, the sum of the Collateral Values of all pledged P&I Receivables that were first Pledged to the Agent more than one hundred eighty (180) days before the date for which its Collateral Value is being determined shall exceed an amount equal to fifty percent (50%) of the P&I Advances Sublimit on that day " in which event the aggregate Collateral Value for that day of all pledged P&I Receivables that were first Pledged to the Agent more than one hundred eighty (180) days before such date shall be the amount that is equal to fifty percent (50%) of such Sublimit; provided that the Company may elect by written notice to the Agent to designate as Servicing Advances Collateral specific P&I Receivables whose Collateral Value has been lost by application of the provisions of this bullet point, whereupon it shall automatically become Servicing Advances Collateral, and for the purpose of the third (3rd) bullet point under the subhead "(Servicing Advances Collateral)" " amended in the second bullet point following this bullet point in the 4/99 Amendment " each such P&I Receivable so designated shall be deemed to have been first Pledged to the Agent on the date when it so becomes Servicing Advances Collateral.

               - any P&I Receivable that is P&I Advances Collateral is not collected on or before three hundred sixty (360) days after its funding, or if the Company comes to believe that the prospects for collection of any P&I Receivable within such three hundred sixty (360) day period are materially impaired; provided that when such uncollected P&I Receivable becomes disqualified to be P&I Advances Collateral for that reason (unless it has already become Servicing Advances Collateral by reason of its designation as such by the Company pursuant to the immediately preceding bullet point), it shall thereupon automatically become Servicing Advances Collateral and, for the purpose of the third (3rd) bullet point under the subhead "(Servicing Advances Collateral)" " amended immediately below this bullet point in the 4/99 Amendment " such P&I Receivable that has so automatically become Servicing Advances Collateral shall be deemed to have been first Pledged to the Agent on the date when it so becomes Servicing Advances Collateral.

                         (Servicing Advances Collateral)

The third (3rd) bullet point under this subhead is hereby amended to henceforth read as follows:

               - on any day, the sum of the Collateral Values of all pledged T&I Receivables, P&I Receivables that are Servicing Advances Collateral and Enforcement Receivables that were first Pledged to the Agent more than one hundred eighty (180) days (or longer if and as approved by the Agent on a case-by-case basis, although in no event longer than three hundred sixty (360) days) before the date for which its Collateral Value is being determined shall exceed an amount equal to fifty percent (50%) of the Servicing Advances Sublimit on that day " in which event the aggregate Collateral Value for that day of all pledged T&I Receivables, P&I Receivables that are Servicing Advances Collateral and Enforcement Receivables that have been Pledged to the Agent for longer than that shall be the amount that is equal to fifty percent (50%) of such Sublimit.

The sixth (6th) bullet point under this subhead is hereby amended to henceforth read as follows:

               - any T&I Receivable shall have been first Pledged to the Agent more than three hundred sixty (360) days before the date for which its Collateral Value is being determined.

                             (Recoveries Collateral)

The following two (2) new bullet points are hereby added under this subhead:

               - on any day, the sum of the Collateral Values of all Recoveries Collateral that was first Pledged to the Agent more than one hundred eighty (180) days before the date for which its Collateral Value is being determined shall exceed an amount equal to fifty percent (50%) of the Recoveries Advances Sublimit on that day " in which event the aggregate Collateral Value for that day of all Recoveries Collateral that was first Pledged to the Agent more than one hundred eighty (180) days before such date shall be the amount that is equal to fifty percent (50%) of such Sublimit.

               - any Recoveries Collateral shall have been first Pledged to the Agent more than three hundred sixty (360) days before the date for which its Collateral Value is being determined.

        C. The definition of "Eligible Single-family Collateral" or "Eligible Mortgage Loan" is hereby amended by inserting the following six (6) new and additional bullet points following the clause, "Even though it has been Pledged to the Agent and is therefore Collateral, no Single-family Mortgage Loan shall be an Eligible Mortgage Loan":

               - if any of its owners-mortgagors is a corporation, partnership, trust or other entity that is not a natural person;

               - if it is secured by a first priority Lien on the real estate securing it and has a loan-to-value ratio greater than ninety percent (90%);

               - if it is a Second Lien Mortgage Loan and has a cumulative loan-to-value ratio (i.e., using as the numerator of such ratio, expressed as a fraction, the sum of the Debt secured by the first lien and the Debt secured by the second lien against the real estate securing it) greater than one hundred percent (100%);

               - if it is a High LTV Mortgage Loan "HIGH LTV MORTGAGE LOANS ARE NOT ELIGIBLE COLLATERAL AND ALL REFERENCES TO THEM HEREIN EXCEPT THIS ONE AND THE REFERENCE THERETO IN THE 4/99 AMENDMENT'S AMENDMENT TO THE DEFINITION OF "ELIGIBLE RECOVERIES COLLATERAL" MAY HENCEFORTH BE DISREGARDED;

               - if it was previously Pledged to the Agent and released by the Agent upon its sale to an investor but that the Company was subsequently required to repurchase due to underwriting errors, delinquencies or breach of representations or warranties made in connection with such sale;

               - if it was previously Pledged to the Agent and released by the Agent upon its sale to an investor but that the Company subsequently repurchased for a reason or reasons other than underwriting errors, delinquencies or breach of representations or warranties made in connection with such sale (such as, for example, such Single-family Mortgage Loan"s not meeting such investor"s geographical investment concentration criteria), but as to which any representation in SECTION 8.16 of this Agreement is untrue (for example, if the subject Mortgage Loan is subject to a right of rescission, even though the investor to whom the Company sold it required no representation or warranty from the Company that such Mortgage Loan was not subject to a right of rescission);

        D. The definition of "Eligible Recoveries Collateral" is hereby amended by deleting the first "(i)" and the following words:

        and (ii) such unmarketable Single-family Mortgage Loans and other mortgage banking-related Collateral, if any, as the Agent shall from time to time approve to be Eligible Recoveries Collateral and adding the following new sentence and bullet points to the end of such definition:

        Even though it has been Pledged to the Agent and is therefore Collateral, no Single-family Mortgage Loan shall be Eligible Recoveries
        Collateral:

               - if any of its owners-mortgagors is a corporation, partnership, trust or other entity that is not a natural person;

               - if it is secured by a first priority Lien on the real estate securing it and has a loan-to-value ratio greater than ninety percent (90%);

               - if it is a Second Lien Mortgage Loan and has a cumulative loan-to-value ratio (i.e., using as the numerator of such ratio, expressed as a fraction, the sum of the Debt secured by the first lien and the Debt secured by the second lien against the real estate securing it) greater than one hundred percent (100%); or

               - if it is a High LTV Mortgage Loan "HIGH LTV MORTGAGE LOANS ARE NOT ELIGIBLE COLLATERAL.

        E. The definition of "Maximum Aggregate Commitment" is hereby amended in its entirety to henceforth read as follows:

               "MAXIMUM AGGREGATE COMMITMENT" means the maximum amount of principal that the Company may have borrowed and outstanding under this Agreement on any day, being the amount set forth in SCHEDULE MAC in effect for that day, but in no event more than the Maximum Committed Amount contemplated by SECTION 2.2. The Maximum Aggregate Commitment on the Effective Date is Three Hundred Million Dollars ($300,000,000), the amount shown on SCHEDULE MAC attached to this Agreement. The Maximum Aggregate Commitment on the 4/99 Amendment Effective Date is Three Hundred Twenty-five Million Dollars ($325,000,000), the amount shown on (the updated) SCHEDULE MAC attached to the 4/99 Amendment. If and when some or all of the Lenders then party to this Agreement agree in writing to increase their Committed Sum, new Lenders join this Agreement or both, so that the Aggregate Committed Sum exceeds the Maximum Aggregate Commitment then in effect, the Agent shall execute an updated SCHEDULE MAC reflecting the new Maximum Aggregate Commitment (as an amount equal to the new Aggregate Committed Sum) (and listing any such new Lenders and their respective Committed Sums) and deliver it to the Company and the Lenders, and that updated SCHEDULE MAC shall thereupon be substituted for and supersede the prior SCHEDULE MAC.

        F. The following definitions are hereby added to the 4/98 A&R Credit Agreement, in alphabetical order:

               "4/99 AMENDMENT" means the 4/99 Amendment to Amended and Restated Senior Secured Credit Agreement dated as of the 4/99 Amendment Effective Date among the Company, the Lenders and the Agent.

               "4/99 AMENDMENT EFFECTIVE DATE" means April 22, 1999.

               "BROKER"S PRICE OPINION" means the written opinion of a local real estate broker selected reasonably and in good faith by the Company of the probable market sale price of the Mortgaged Premises securing the relevant Single-family Residential Mortgage Loan.

               "CASH EQUIVALENTS" means and includes the following:

               (i) investments in marketable obligations maturing no later than one hundred eighty (180) days from the date of acquisition thereof and issued and fully guaranteed, directly, by the full faith and credit of the Government of the United States of America or any agency thereof;

               (ii) investments in certificates of deposit maturing no later than one hundred eighty (180) days from the date of issuance thereof and issued by commercial banks in the United States that are either rated by Moody's and have received a current rating of Prime-2 or higher on Moody's short term debt rating, or rated by S&P and have received a current rating of AA-/A+ or higher on S&P's short term debt rating;

               (iii) investments in prime commercial paper rated P-1 by Moody's and/or A-1 by S&P, any such prime commercial paper to mature no later than ninety (90) days from the date of its acquisition by the Company;

               (iv) demand or time deposits with a Qualified Bank;

               (v) obligations of any United States corporation or any state of the United States or of any political subdivision of any such state which is rated either by Moody's or S&P and receives a rating by either of A or higher;

               (vi) stock of any United States corporation which is traded on the New York Stock Exchange or the American Stock Exchange and which corporation's commercial paper, if any, meets the rating requirements of clause (ii) above or which corporation's bonds, if any, meet the rating requirements of clause (iii) above;

               (vii) collateralized repurchase agreements with Qualified Banks having a duration no longer than sixty (60) days (or any extension or renewal thereof for a period not exceeding the period of the original agreement) with respect to or secured by any of the types of securities specified in clause (i) above; and

               (ix) shares of any open end investment company, as defined in the Investment Company Act of 1940, which has assets of not less than Two Hundred Million Dollars ($200,000,000) and invests primarily in securities of the types specified in clauses (i) through (iv) above.

               "MOODY'S" means Moody's Investors Service, Inc.

               "PRIMARY RESIDENCE LOAN" means a Single-family Mortgage Loan one of whose mortgagors has answered "yes" to Question "l" in Section VIII (Declarations) of the Uniform Residential Loan Application for such Mortgage Loan ("Do you intend to occupy the property as your primary residence?"), is shown as an owner of record in the recorded deed to such property and has executed the promissory note and the Mortgage evidencing and securing that Single-family Residential Mortgage Loan and, to the best knowledge of the Company, currently resides in the single-family residence" or in one of the dwelling units of the two-, three- or four-family residence " that is the subject matter of such mortgage loan, as his or her principal and primary residence.

               "QUALIFIED BANK" means a commercial bank operating in the United States that is a member of the Federal Reserve System and that has (or is owned by a bank holding company whose subsidiary banks have, in the aggregate) a combined capital and unimpaired surplus and undivided profits of not less than Two Hundred Million Dollars ($200,000,000).

               "S&P" means Standard & Poor"s Ratings Services, a division of the McGraw-Hill Companies, Inc.

                           2. THE LENDERS' COMMITMENTS

        The Agent is hereby authorized to execute updating SCHEDULES LC, FS and MAC in the forms attached to this Amendment, the parties stipulating that the amounts set forth therein are true and correct as of the 4/99 Amendment Effective Date.

                    5. INTEREST, PRINCIPAL AND FEES PAYMENTS

        5.6 Commitment Fee. The second sentence of SECTION 5.6 is hereby amended in its entirety to henceforth read as follows (to reflect and confirm the parties" existing practice):

        The Commitment fee shall be due and payable quarterly in advance on the Effective Date and on the fifteenth (15th) day of each July, October, January and April thereafter before the Termination Date.

And a new third sentence is hereby added to SECTION 5.6 reading as follows:

        In addition thereto, the Company agrees also to pay to the Agent for the account of the Lenders (and for the Agent to distribute to them in accordance with the following table), as a separate and additional part of the Commitment Fee, the following amounts for the Lenders' increased commitments as provided in the 4/99 Amendment:

                          LENDER                  4/99 FEE AMOUNT
             --------------------------------- -----------------------
                       Chase Texas                    $25,000
             --------------------------------- -----------------------
              Guaranty Federal Bank, F.S.B.              0
             --------------------------------- -----------------------
                  Bank One, Texas, N.A.                  0
             --------------------------------- -----------------------
                       Bank United                    $12,500
             --------------------------------- -----------------------
                  Hibernia National Bank                 0
             --------------------------------- -----------------------
                   The Bank of New York                  0
             --------------------------------- -----------------------
                     BankBoston, N.A.                    0
             --------------------------------- -----------------------
                Comerica Bank, California             $25,000
             --------------------------------- -----------------------
                     Bank of Scotland                    0
             --------------------------------- -----------------------
              National City Bank of Kentucky             0
             --------------------------------- -----------------------
                          Total                       $62,500
             --------------------------------- -----------------------

                                  6. COLLATERAL

        6.1 Grant of Security Interest. Without affecting or impairing the grant of a security interest made by the Company to the Agent in SECTION 6 of the 4/98 A&R Credit Agreement, as security for the payment of the Loan and for the payment and performance of all of the Obligations, the Company hereby GRANTS to the Agent, as agent and Representative of the Lenders, a first priority security interest in all of the Company's present and future estate, right, title and interest in and to the Collateral (although neither the Lenders nor the Agent assumes any of the Company's or any other liability or obligation under or in respect of any Collateral).

                            7. CONDITIONS PRECEDENT.

        SECTION 7 of the 4/98 A&R Credit Agreement is hereby amended by adding the following new SECTION 7.4 to the end of it:

               7.4 Advances After April 22, 1999. The obligations of the Lenders to fund their respective Funding Shares of any Advance requested to be made on or after April 22, 1999 are also subject to the Company's fulfillment of the following conditions precedent:

        a. the Agent shall have received counterparts of the 4/99 Amendment duly executed by all parties;

        b. the Agent shall have received for distribution to each of Chase Texas, Bank United and Comerica Bank-California a new Senior Credit Note dated as of April 22, 1999 and duly executed by the Company in a face principal amount equal to such Lender's current Committed Sum (as such sum is set forth on the updated SCHEDULE LC that is dated as of April 22, 1999 and has been duly executed by the Agent), renewing, increasing and rearranging (but not extinguishing) the Senior Credit Note payable to the order of such Lender and dated as of April 13, 1998 (because the other Lenders' Committed Sums have not changed and the Swing Line Limit has not changed, each Senior Credit Note dated as of April 13, 1998 made payable to a Lender other than Chase Texas, Bank United and Comerica Bank-California will continue to evidence the Company's obligation to repay to the order of that note"s Lender-payee all Advances funded by that Lender and outstanding from time to time, plus accrued interest on that principal, and the Swing Line Note dated as of April 13, 1998 will likewise continue to evidence all Swing Line Advances and accrued interest thereon);

        c. the Agent shall have received a written consent to this Amendment and confirmation that the Guaranty remains in full force and effect notwithstanding this Amendment, duly executed by the Guarantor;

        4. the Agent shall have received original resolutions of the Company's board of directors, certified on or about April 22, 1999 by the Company's corporate secretary, authorizing the execution, delivery and performance by the Company of this Amendment and the Senior Credit Notes described in CLAUSE (B) of this Section;

        d. the Agent shall have received a certificate of the Company's corporate secretary as to (i) the incumbency of the officers of the Company executing this Amendment and said Senior Credit Notes and (ii) the authenticity of their signatures "and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it" (the Agent and the Lenders shall be entitled to rely on that certificate until the Company has furnished a new certificate to the Agent);

        e. the Agent shall have received original resolutions of the Guarantor's board of directors, certified on or about April 22, 1999 by the Guarantor's corporate secretary, authorizing the execution, delivery and performance by the Guarantor of the consent and ratification of the Guaranty described in CLAUSE (C) of this Section; and

        f. the Agent shall have received a certificate of the Guarantor's corporate secretary as to (i) the incumbency of the officer(s) of the Guarantor executing said consent and ratification and
                (ii) the authenticity of their signatures "and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it" (the Agent and the Lenders shall be entitled to rely on that certificate until the Guarantor has furnished a new certificate to the Agent).

                               8. REPRESENTATIONS.

        The Company hereby republishes all of its representations and warranties made in SECTION 8 of the 4/98 A&R Credit Agreement and represents and warrants to the Agent and the Lenders, that all of such representations and warranties (except those that relate to a specific date) are true as of the 4/99 Amendment Effective Date. In addition, the following new SECTION 8.16(e)(5) is hereby added to SECTION 8.16 (Special Representations Concerning Collateral):

                (5) the Company believes that such Pledged Loan can and will be sold to an investor in the regular secondary mortgage loan market within such period of time after its origination as is normal and customary for Pledged Loans that have substantially the same coupon and lien priority, collateral type and loan-to-collateral value ratio, for a purchase price at least equal to the outstanding balance of such Pledged Loan on the date of such sale to such investor and is free of underwriting errors, delinquencies or other defects that would materially impair the Company's ability to so sell it.

                             10. NEGATIVE COVENANTS

        SECTION 10.4(c) of the 4/98 A&R Credit Agreement is hereby amended in its entirety to henceforth read as follows:

               (c) Other warehouse financing Debt of to up to Four Hundred Million Dollars ($400,000,000) at any time outstanding provided to the Company by one or more nationally-recognized securities broker-dealers (or their Affiliates), the collateral for which is held by the Agent, as documents custodian and collateral agent for such lender(s) "which other warehouse financing Debt may be outstanding either on a committed basis or pursuant to agreements that the creditor will consider making financing available to the Company (i.e. on an uncommitted basis) in aggregate amounts of up to Five Hundred Million Dollars ($500,000,000), PROVIDED that as to any such other warehousing financing Debt incurred after the 4/99 Amendment Effective Date, at least Two Hundred Million Dollars ($200,000,000) thereof must be committed to be available for borrowing by the Company for a term of at least three hundred sixty-four
        (364) days and on other terms and conditions that are commercially reasonable (the "COMMITTED FINANCING"), and PROVIDED FURTHER that the Committed Financing must be in addition to Two Hundred Million Dollars ($200,000,000) of uncommitted warehouse financing other than that provided for in this Agreement which is already available to the Company as of March 31, 1999 (such existing other uncommitted warehouse financing, as it may be renewed, extended or rearranged, is herein called the "3/99 EXISTING WAREHOUSE DEBT"), but the 3/99 Existing Warehouse Debt shall be included in determining both the Four Hundred Million Dollars ($400,000,000) of warehousing credit first described in this SECTION 10.4(c) and the Five Hundred Million Dollars ($500,000,000) of warehousing credit next described above in this SECTION 10.4(c);

        SECTION 10.6 of the 4/98 A&R Credit Agreement is hereby amended in its entirety to henceforth read as follows:

        10.6 The Company's Minimum Tangible Net Worth. On any day after the 4/99 Amendment Effective Date, permit the Tangible Net Worth of the Company (on a consolidated basis with its Subsidiaries) to be less than the greater of (x) Forty Million Dollars ($40,000,000) or (y) the sum of Forty Million Dollars ($40,000,000) plus twenty-five percent (25%) of the Company's cumulative positive net income for each calendar month (i.e., specifically excluding any net loss for any month) from the Effective Date to the date of determination of Tangible Net Worth for purposes of this covenant; provided that if the Company shall issue any capital stock in addition to its stock that has been issued and is outstanding on the Effective Date (or increase its equity capital through any other means except retention of earnings), the Forty Million Dollar ($40,000,000) base amount specified in CLAUSES (x) and (y) above shall be reset upward to such amount as the Lenders shall approve in writing "based on the Agent's recommendation to the Lenders following the Agent's reasonable negotiations with the Company of the adjusted base amount in light of such change in the Company's equity capital " such adjusted base amount to be effective as of the date of issuance of such additional stock (or the date of such increase through other means in the Company's equity capital) or such later date as shall be specified in the Agent's written statement of such new amount and the effective date of such change, which statement the Agent agrees to deliver to the Company and the Lenders promptly after such new base amount shall have been so set following such negotiations with the Company and approval of such new base amount by the Lenders.

        SECTION 10 of the 4/98 A&R Credit Agreement is hereby further amended by adding the following new SECTIONS 10.12 and 10.13 to the end of such SECTION 10:

               10.12 The Company's Liquidity. On any day, permit the sum of the Company's cash on hand, cash on deposit in banks and Cash Equivalents to be less than Five Million Dollars ($5,000,000).

               10.13 Successive Quarterly Losses. Have a net loss (determined on a consolidated basis with the Company's Subsidiaries and in accordance with GAAP) for any two (2) consecutive quarters of its fiscal year, regardless of whether such quarters are in the same fiscal year or in consecutive fiscal years.

                      13.  RELATIONSHIPS AMONG THE AGENT AND THE LENDERS.

        Each of SECTIONS 13.2(c) and 13.2(d) is hereby amended in its entirety to henceforth read as follows:

                (c) agree to any decrease or reduction in the interest rate or fee provisions "excluding the Agent's Fee or the Custodian's Fees" of this Agreement.

                (d) increase the Aggregate Committed Sum other than as contemplated by the express provisions of the Facilities Papers (including SECTION 2.2 of the 4/98 A&R Credit Agreement) or increase the maximum principal amount of the Loan above the Aggregate Committed Sum

        A new CLAUSE (l) is hereby added to SECTION 13.3 as follows:

               (l)    mark any Collateral to market.

                               15. MISCELLANEOUS.

        SECTION 15.10 of the 4/98 A&R Credit Agreement, as amended by the 7/98 Amendment, is hereby reamended in its entirety to henceforth read as follows:

               15.10 Notice Pursuant to Tex. Bus. & Comm. Code "26.02. THIS AGREEMENT, AS AMENDED BY THE 7/98 AMENDMENT AND THE 4/99 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER

        CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED as of the 4/99 Amendment Effective Date.

                                            LONG BEACH MORTGAGE COMPANY


                                            By:
                                               --------------------------------
                                                   James H. Leonetti
                                                   Senior Vice President and
                                                   Chief Financial Officer




                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the Agent and as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     GUARANTY FEDERAL BANK, F.S.B.,
                                     as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     BANK UNITED,
                                     as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     BANKBOSTON, N.A.
                                     as a Lender




                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     THE BANK OF NEW YORK,
                                     as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     BANK ONE, TEXAS, N.A.
                                     as a Lender




                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     COMERICA BANK-CALIFORNIA,
                                     as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                    BANK OF SCOTLAND,
                                    as a Lender




                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     HIBERNIA NATIONAL BANK,
                                     as a Lender


                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

                                     NATIONAL CITY BANK OF KENTUCKY
                                     as a Lender



                                     By:
                                          --------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------





                                             Unnumbered counterpart signature
                                             page for Long Beach Mortgage
                                             Company's 4/99 Amendment to A&R
                                             Credit Agreement

Attached:

Schedule LC (updated April 22, 1999)     -  the Lenders' Committed Sums and
                                            Subline Funding Limits

Schedule FS (updated April 22, 1999)     -  the Lenders' Funding Share fractions

Schedule MAC (updated April 22, 1999)    -  the Maximum Aggregate Commitment

                                   SCHEDULE LC
                    TO 4/98 A&R CREDIT AGREEMENT, AS AMENDED

                         The Lenders' Committed Sums and
                             Subline Funding Limits,
                                  (in dollars)

        (Updates of this Schedule are effective only if signed by a Vice President or more senior officer of Chase Bank of Texas, National
                               Association, Agent)


                                  Single-family
                                    Warehouse                      Servicing      Recoveries
                                     Subline      P&I Advances     Advances        Advances
                                     Funding        Subline         Subline        Subline
     Lender       Committed Sum      Limit        Funding Limit   Funding Limit  Funding Limit
----------------- --------------- -------------- --------------- -------------- ---------------
  Chase Texas       60,000,000     60,000,000      6,000,000     3,000,000.00    3,000,000.00
----------------- --------------- -------------- --------------- -------------- ---------------
    Guaranty        45,000,000     45,000,000      4,500,000     2,250,000.00    2,250,000.00
 Federal Bank,
     F.S.B.
----------------- --------------- -------------- --------------- -------------- ---------------
  Bank United       40,000,000     40,000,000      4,000,000     2,000,000.00    2,000,000.00
----------------- --------------- -------------- --------------- -------------- ---------------
BankBoston, N.A.    30,000,000     30,000,000      3,000,000     1,500,000.00    1,500,000.00
----------------- --------------- -------------- --------------- -------------- ---------------
  The Bank of       30,000,000     30,000,000      3,000,000     1,500,000.00    1,500,000.00
    New York
----------------- --------------- -------------- --------------- -------------- ---------------
   Bank One,        25,000,000     25,000,000      2,500,000     1,250,000.00    1,250,000.00
  Texas, N.A.
----------------- --------------- -------------- --------------- -------------- ---------------
    Comerica        35,000,000     35,000,000      3,500,000     1,750,000.00    1,750,000.00
Bank-California
----------------- --------------- -------------- --------------- -------------- ---------------
Bank of Scotland    20,000,000     20,000,000      2,000,000     1,000,000.00    1,000,000.00
----------------- --------------- -------------- --------------- -------------- ---------------
    Hibernia        20,000,000     20,000,000      2,000,000     1,000,000.00    1,000,000.00
 National Bank
----------------- --------------- -------------- --------------- -------------- ---------------


                                  Single-family
                                    Warehouse                      Servicing      Recoveries
                                     Subline      P&I Advances     Advances        Advances
                                     Funding        Subline         Subline        Subline
     Lender       Committed Sum      Limit        Funding Limit   Funding Limit  Funding Limit
----------------- --------------- -------------- --------------- -------------- ---------------
 National City      20,000,000     20,000,000      2,000,000     1,000,000.00    1,000,000.00
Bank, Kentucky,
      Inc.
----------------- --------------- -------------- --------------- -------------- ---------------
   Aggregate       325,000,000
 Committed Sum
----------------- --------------- -------------- --------------- -------------- ---------------

    Sublimit                       325,000,000     32,500,000     16,250,000      16,250,000
----------------- --------------- -------------- --------------- -------------- ---------------




X (check if applicable) This is an update of SCHEDULE LC, effective from and after April 22, 1999.

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent

By:
-------------------------------------------
Name:
-------------------------------------------
Title:
-------------------------------------------

                                   SCHEDULE FS
                           TO 4/98 A&R CREDIT AGREEMENT, AS AMENDED (Updates of this Schedule are effective only if signed by a Vice President or more senior officer of Chase Bank of Texas, National Association, Agent)

---------------------- -------------- ------------- ------------- ----------------
                       Single-family      P&I        Servicing
                         Warehouse      Advances      Advances        Recoveries
                          Subline       Subline       Subline          Advances
                          Funding       Funding       Funding           Subline
                           Share         Share         Share         Funding Share
                          decimal       decimal       decimal           decimal
       Lender            fraction       fraction      fraction         fraction
---------------------- -------------- ------------- ------------- ----------------

     Chase Texas       0.1846153846   0.1846153846  0.1846153846   0.1846153846
---------------------- -------------- ------------- ------------- ----------------
  Guaranty Federal     0.1384615385   0.1384615385  0.1384615385   0.1384615385
    Bank, F.S.B.
---------------------- -------------- ------------- ------------- ----------------
     Bank United       0.1230769231   0.1230769231  0.1230769231   0.1230769231
---------------------- -------------- ------------- ------------- ----------------
  BankBoston, N.A.     0.0923076923   0.0923076923  0.0923076923   0.0923076923
---------------------- -------------- ------------- ------------- ----------------
The Bank of New York   0.0923076923   0.0923076923  0.0923076923   0.0923076923
---------------------- -------------- ------------- ------------- ----------------
Bank One, Texas, N.A.  0.0769230769   0.0769230769  0.0769230769   0.0769230769
---------------------- -------------- ------------- ------------- ----------------
      Comerica         0.1076923077   0.1076923077  0.1076923077   0.1076923077
   Bank-California
---------------------- -------------- ------------- ------------- ----------------
  Bank of Scotland     0.0615384615   0.0615384615  0.0615384615   0.0615384615
---------------------- -------------- ------------- ------------- ----------------
  Hibernia National    0.0615384615   0.0615384615  0.0615384615   0.0615384615
        Bank
---------------------- -------------- ------------- ------------- ----------------
 National City Bank    0.0615384615   0.0615384615  0.0615384615   0.0615384615
     of Kentucky
---------------------- -------------- ------------- ------------- ----------------
       Totals          1.0000000000   1.0000000000  1.0000000000   1.0000000000
---------------------- -------------- ------------- ------------- ----------------

X (check if applicable) This is an update of SCHEDULE FS, effective from and after April 22, 1999.

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent

By:
-------------------------------------------
Name:
-------------------------------------------
Title:
-------------------------------------------

                                  SCHEDULE MAC
                    TO 4/98 A&R CREDIT AGREEMENT, AS AMENDED

 (This Schedule MAC is attached to the 4/99 Amendment. Updates of this Schedule are effective only if signed by a Vice President or more senior officer of
                Chase Bank of Texas, National Association, Agent)

        The Maximum Aggregate Commitment from and after the following date is as follows:

===============================================================================================
     MAXIMUM                                     UPDATE CERTIFIED EFFECTIVE BY THE UNDERSIGNED
     AGGREGATE                                    OFFICER OF CHASE BANK OF TEXAS, NATIONAL
    COMMITMENT          FROM AND AFTER                      ASSOCIATION, AGENT
------------------------------------------------------------------------------------------------
$325,000,000        April 22, 1999, the       By:_________________________________________
                    4/99 Amendment            Name:_______________________________________
                    Effective Date            Title:______________________________________
===============================================================================================